HERITAGE CAPITAL APPRECIATION TRUST

FORM N-CSR

Exhibit 10(b)(i)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Capital Appreciation Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSR for the period ended August 31, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: October 31, 2003

/s/ K.C. CLARK
K.C. Clark Executive Vice President and Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

HERITAGE CAPITAL APPRECIATION TRUST

FORM N-CSR

Exhibit 10(b)(ii)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Capital Appreciation Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended August 31, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: October 22, 2003

/s/ ANDREA N. MULLINS
Andrea N. Mullins Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.